UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2018

HEALTH ADVANCE INC.

 (Exact name of registrant as specified in its charter)

Wyoming	333-177122	46-0525223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

685 Citadel Drive East - Suite 290 Colorado Springs, CO 80909
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: 719-466-6699

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On January 11, 2018 the Company has adopted a new Board Resolution as result of a special meeting with the Board of Directors and the Shareholders as follows:

[i] The Company has elected Gregory Shusterman as the President [Officer], effective immediately, and he shall remain the Executive Director and Chairman of the Board of Directors for the Corporation.

[ii] The Company has elected Christian Diesveld as Secretary [Officer] and Vice President of Investor Relations, effective immediately, and he shall remain a Director of the Company.

Mr. Shusterman was appointed as Director and Vice Chairman at Health Advance in 2017, and was the Acting Chairman and Executive Director through January 2018. Before joining Health Advance he served as a consultant to national surgical clinics, MiVIP Surgery Centers and oBand Inc. Additionally, Shusterman was co-founder and Executive Vice President at Gubagoo Inc., a leading customer communications solution serving thousands of clients including Ford, Fiat, Chrysler, BMW, VW, Kia and Land Rover. His entrepreneurial experience has helped bring start up companies through growth and expansion phases, to maturity and exit.

Mr. Diesveld is a Canadian citizen and UK resident who has served in various senior leadership roles for a number of companies, including Tapout Fitness, Ltd. and Hantian Labs Limited, a recent acquisition of the Company, where Mr. Diesveld was named UK CEO of the Year – Small Enterprise Health and Wellness. Additionally, Diesveld brings over twenty years experience in capital markets, specializing in private equity and venture capital with FCA licensed firms.  Deisveld attended York University where he majored in International Business and continued to Nesbitt Burns after his internship there.

 This Current Report on Form 8-K includes certain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement in this report that is not a statement of historical fact may be deemed to be a forward-looking statement. We often use these types of statements when discussing our plans and strategies, our anticipation of revenues from designated markets and statements regarding the development of our businesses, the markets for our services and products, our anticipated capital expenditures, operations, support systems, changes in regulatory requirements and other statements contained in this report regarding matters that are not historical facts. When used in this report, the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate” and other similar expressions are generally intended to identify forward-looking statements. Because these forward-looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by these forward-looking statements. There can be no assurance that: (i) we have correctly measured or identified all of the factors affecting us or the extent of their likely impact; (ii) the publicly available information with respect to these factors on which our analysis is based is complete or accurate; (iii) our analysis is correct; or (iv) our strategy, which is based in part on this analysis, will be successful. We do not assume any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Advance Inc.

Date: January 16, 2018X  [s] Gregory Shusterman____

Gregory Shusterman

President; Chairman